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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)        October 22, 2002

                                 LIFEN, INC.
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              (Exact Name of Registrant as Specified in Charter)


     Delaware                            0-31152                 76-0585701
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(State or Other Jurisdiction           (Commission                  (IRS
of Incorporation)                      File Number)                 Employer
                                                                  Identification


455 Market Street, Suite 1220, San Francisco, CA                        94105
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(Address of Principal Executive Offices)                              (Zip Code)


Registrant's telephone number, including area code      (415) 543-1535
                                                  -----------------------------


              444 Madison Avenue, Suite 2904, New York, NY 10022
        --------------------------------------------------------------
        (Former Name or Former Address, If Changed Since Last Report)



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Item 8.  Change in Fiscal Year.

        On October 22, 2002, the Board of Directors of registrant approved a change in its fiscal year end from August 31st to December 31st. This change will take effect December 31, 2002. Registrant will file on Form 10-KSB the report covering the transition period from September 1, 2002 to December 31, 2002.

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                                 SIGNATURES*

        Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

                                                Lifen, Inc.
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                                               (Registrant)


November 6, 2002                           /s/ James D. Durham
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     Date                       James Durham, Chief Executive Officer